Income Tax	12 Months Ended
Dec. 31, 2024
Income Tax [Abstract]
INCOME TAX

NOTE 18 - INCOME TAX:

a.	Corporate taxation in Israel

The Company is taxed according to the regular corporate income tax in Israel. The corporate tax rate is 23%.

b.	Income taxes on non-Israeli subsidiaries

The Company’s main subsidiaries incorporated in the U.S. in the state of Delaware, France, Germany and China (see Note 1) are assessed for tax purposes in accordance with the tax laws in the countries of their residence. In the year 2024, the Company’s U.S. subsidiary is subject to combined federal and state income taxes of approximately 21% ,the subsidiary in Germany is subject to combined corporation tax and trade tax of approximately 28%, Vision is subject to income and capital gains tax of 25%,and the subsidiary in China is subject to combined corporation tax and trade tax of approximately 25%.

c.	Tax loss carryforwards

As of December 31, 2024, the expected tax loss carryforwards of the Company were approximately $116,515 which may be carried forward and offset against taxable income in the future for an indefinite period. Vision and its subsidiaries have tax loss carryforwards of $55,753, which may be carried forward indefinitely. The Company has recognized valuation allowance for the full amount in respect of these tax loss carryforwards since their utilization is not expected in the foreseeable future.

Israel and foreign components of income (loss) from continuing operations, before income taxes consisted of:

	Year ended December 31
	2024	2023
Israel - Domestic	$(30,447)	$(65,124)
Foreign	(22,673)	(13,960)
Total	$(53,120)	$(79,084)

The majority of the Company’s income tax expenses arise from its foreign subsidiaries.

d.	Uncertainty in income tax

The Company applies a more-likely-than-not recognition threshold to uncertain tax positions based on the technical merits of the income tax positions taken. The Company does not recognize a tax benefit unless it is more likely than not that the tax position will be sustained upon examination, including resolution of any related appeals or litigation processes, based on the technical merits of the position. The tax benefit that is recorded for these positions is measured at the largest amount of benefit that is greater than 50% likely of being realized upon ultimate settlement. As of December 31, 2024 and 2023, no liability for unrecognized tax benefits was recorded due to immateriality.

e.	Tax rate reconciliation

Income tax expense attributable to income from continuing operations was 62 and 183 for the years ended on December 31, 2024 and 2023, respectively, and differed from the amounts computed by applying an Israeli Statutory income tax rate of 23%, to pretax income from continuing operations, mainly as a result of changes in valuation allowance of $14,405 and $9,577 respectively, as well as nondeductible expenses.

	Year ended December 31
	2024	2023
Loss before income taxes	$(53,120)	$(79,084)
Statutory tax rate	23%	23%
Computed “expected” tax income	(12,218)	(18,189)
Exchange rate differences	(1,094)	925
Non-deductible stock compensation and revaluation of financial assets	873	8,260
Effect of other non-deductible differences	(734)	(134)
Change in valuation allowance	14,405	9,577
Net Operating Loss True-up	(705)	-
Subsidiaries tax rate differences	(465)	(256)
Reported taxes on income	$62	$183
f.	Deferred tax

Deferred taxes reflect the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes. Significant components of the Company’s deferred tax assets are as follows:

	December 31
	2024	2023
Deferred tax assets
Operating loss carryforwards	$40,392	$32,044
Research and development	4,011	3,591
Accrued vacation and convalescence	152	220
Lease liability	433	507
Accrued expenses	-	224
Phantom warrants	43	643
Bonus	-	43
Issuance expenses	1,329	-
Interest expense	3,528	-
Credit loss allowance	87	76
Other	338	304
Total deferred tax assets	$50,313	$37,652

Deferred tax liabilities
RFI Assets	(417)	(130)
Intangible assets	(3,918)	(4,904)
Facility agreement	-	(385)
Intercompany balance write-off	(1,038)	(1,103)
Right of use asset	(471)	(837)
Other	-	(229)
Total deferred tax liabilities	$(5,844)	$(7,588)

Valuation allowance	$(44,469)	$(30,064)

Deferred tax assets, net of valuation allowance	$-	$-

g.	Roll forward of valuation allowance:

The following table presents a reconciliation of the beginning and ending valuation allowance:

Balance as of December 31, 2021	$(20,487)
Additions	(9,577)
Balance as of December 31, 2023	$(30,064)
Additions	(14,405)
Balance as of December 31, 2024	$(44,469)

In assessing the realization of deferred tax assets, management considers whether it is more likely than not that all or some portion of the deferred tax assets will not be realized. The ultimate realization of the deferred tax assets is dependent upon the generation of future taxable income during the periods in which temporary differences are deductible and net operating losses are utilized. Based on these factors, the Company recorded a full valuation allowance on December 31, 2024 and 2023.

h.	Tax assessments

The Company’s tax assessments through 2019 are considered final. The U.S. subsidiaries have final tax assessments through 2019 respectively. Vision has final tax assessment through tax year 2021.

During the second quarter of 2023, Vision has agreed with social and tax authorities in France, to defer the payment of social charges and VAT due between February to June 2023 at the amount of $3.69 million (€3.57 million) which will be paid in monthly installments starting October 2023 over 3 years.